Exhibit 99.1

Beyond Meat Launches Exchange Offer and Consent Solicitation Intended to Eliminate Over $800 Million of Debt with Existing Noteholder Support

El Segundo, California. (September 29, 2025) — Beyond Meat, Inc. (NASDAQ: BYND) (the “Company”), a leader in plant-based meat, today announced that it has commenced an exchange offer (the “Exchange Offer”) to exchange any and all of its 0% Convertible Senior Notes due 2027 (the “Existing Convertible Notes”) for a pro rata portion of (i) up to $202.5 million in aggregate principal amount of its new 7.00% Convertible Senior Secured Second Lien PIK Toggle Notes due 2030 (the “New Convertible Notes”) and (ii) up to 326,190,370 shares of its common stock.

Beyond Meat President and CEO Ethan Brown commented, “As we continue our business transformation, we have simultaneously worked to strengthen our balance sheet and are today pleased to announce that we are launching an Exchange Offer for our Existing Convertible Notes. The Exchange Offer is intended to significantly reduce leverage and extend maturity, two outcomes that meaningfully support our long-term vision of being the global plant protein company.”

Simultaneously with the Exchange Offer, the Company is soliciting consents (the “Consent Solicitation”) from holders of the Existing Convertible Notes to adopt certain proposed amendments (the “Proposed Amendments”) to the indenture governing the Existing Convertible Notes (the “Existing Convertible Notes Indenture”). The Proposed Amendments would eliminate substantially all of the restrictive covenants in the Existing Convertible Notes Indenture as well as certain events of default and related provisions applicable to the Existing Convertible Notes.

On the date hereof, holders of approximately 47% (the “Supporting Noteholders”) of the Existing Convertible Notes have entered into a transaction support agreement with the Company (the “Transaction Support Agreement”) to support the Exchange Offer and Consent Solicitation, including by tendering all of their Existing Convertible Notes in the Exchange Offer. The Transaction Support Agreement is subject to certain customary conditions, including a condition that the Company will not consummate the Exchange Offer unless the holders of 85% of the aggregate principal amount of Existing Convertible Notes tender their Existing Convertible Notes in the Exchange Offer. In addition, the Company agreed in the Transaction Support Agreement to pay or cause to be paid to the parties to the Transaction Support Agreement, on a pro rata basis, a non-refundable amount equal to $12.5 million principal amount of New Convertible Notes on the initial settlement date of the New Convertible Notes.

The New Convertible Notes will be secured, second lien obligations of the Company. The New Convertible Notes will mature on the fifth anniversary of the initial settlement date of the New Convertible Notes, unless earlier redeemed, converted, equitized or repurchased in accordance with the terms of the New Convertible Notes. The New Convertible Notes will bear interest at a rate of 7.00% per annum from the initial settlement date of such New Convertible Notes, which interest may be paid in cash or, subject to certain limitations, in shares of common stock. At the option of the Company, interest on the New Convertible Notes may be accrued and compounded in whole or in part for any interest period as “payment-in-kind” interest at a rate of 9.50% per annum from the initial settlement date of such New Convertible Notes. Initially, the New Convertible Notes will not be guaranteed; however, the Company will agree to cause its future wholly-owned subsidiaries, subject to certain customary exceptions, to guarantee the New Convertible Notes, and will also agree to take commercially reasonable efforts, including seeking advice and consultation procedures with the works council, to cause its subsidiary, Beyond Meat EU B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, to guarantee the New Convertible Notes following the closing of the Exchange Offer.

The conversion rate for the New Convertible Notes will initially be the number of shares of common stock per $1,000 principal amount of New Convertible Notes equal to the lesser of (i) 1,029.2716 and (ii) an amount calculated based on a 10% premium to a reference price determined over an observation period consisting of 20 consecutive trading days following the initial settlement date of the New Convertible Notes, with such rate subject to customary adjustments. The conversion rate will be increased for conversions occurring prior to the date that is three years from the initial settlement date to reflect a “make-whole” premium, payable in the form of shares of common stock, to compensate holders for interest that would have been payable to such date.

Prior to obtaining stockholder approval of certain proposals that will allow the issuance of common stock pursuant to the terms of the New Convertible Notes, the Company will be permitted to satisfy its obligations upon conversion of the New Convertible Notes only in the form of cash settlement. Following such stockholder approval, the Company will be permitted to satisfy its obligations under the New Convertible Notes with any settlement method it is otherwise permitted to elect, including by physical settlement of shares of common stock. A holder of New Convertible Notes will not be permitted to convert its New Convertible Notes at any time prior to the earlier of (a) the date of the first special meeting at which the Company seeks stockholder approval of such proposals, whether or not such approvals are obtained and (b) the date that is 61 calendar days following the initial settlement date of the New Convertible Notes. The New Convertible Notes will be convertible at any time following such date and prior to the close of business on the second trading day immediately preceding the maturity date.

The Exchange Offer and Consent Solicitation will expire at 5:00 p.m., New York City time, on October 28, 2025 (such time and date, as the same may be extended, the “Expiration Deadline”), unless extended or earlier terminated. Rights to withdraw tendered Existing Convertible Notes and revoke consents terminate at 5:00 p.m., New York City time, on October 10, 2025 (such time and date, as the same may be extended, the “Withdrawal Deadline”), unless extended. The Company may, subject to the terms of the Transaction Support Agreement, accept for exchange (the “Early Settlement”) any Existing Convertible Notes validly tendered (and not validly withdrawn) in the Exchange Offer at or prior to 5:00 p.m., New York City time, on October 10, 2025 (such time and date, as the same may be extended, the “Early Tender Date”) if all conditions to the Exchange Offer have been or are concurrently satisfied or waived prior to the Early Tender Date. Whether or not the Early Settlement occurs, if, at or prior to the Expiration Deadline, unless extended, all conditions to the Exchange Offer have been or are concurrently satisfied or waived, the Company will accept for exchange all Existing Convertible Notes validly tendered in the Exchange Offer at or prior to the Expiration Deadline, and not validly withdrawn at or prior to the Withdrawal Deadline (the date of such exchange, the “Final Settlement Date”). The Final Settlement Date will be promptly after the Expiration Deadline and is currently expected to occur on October 30, 2025, the second business day immediately following the Expiration Deadline. The Company’s ability to amend, extend, terminate, or waive the conditions of the Exchange Offer are subject to the terms of the Transaction Support Agreement.

The Exchange Offer and Consent Solicitation may each be amended or extended at any time prior to the Expiration Deadline and for any reason, and may be terminated or withdrawn if any of the conditions of the Exchange Offer and Consent Solicitation are not satisfied or waived by the Expiration Deadline (as it may be extended), subject to applicable law and the terms of the Transaction Support Agreement. Tenders of Existing Convertible Notes tendered in the Exchange Offer may be validly withdrawn at any time at or prior to the Withdrawal Deadline, unless extended by the Company, but will thereafter be irrevocable. Subject to applicable law and the terms of the Transaction Support Agreement, the Company may extend the Expiration Deadline at any time, which may or may not have the effect of extending the Withdrawal Deadline. The Company’s obligation to accept for exchange Existing Convertible Notes validly tendered (and not validly withdrawn) pursuant to the Exchange Offer is subject to the satisfaction or waiver of certain conditions, including without limitation, that a minimum of 85% of the aggregate principal amount of Existing Convertible Notes shall have been validly tendered (and, if applicable, not validly withdrawn) pursuant to the Exchange Offer.

The New Convertible Notes and shares of common stock offered in the Exchange Offer are being offered only to holders of Existing Convertible Notes that are (i) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (ii) “accredited investors” (within the meaning of Rule 501(a) under the Securities Act) that beneficially own a minimum of $200,000 in aggregate principal amount of Existing Convertible Notes (“Eligible Holders”).

Eligible Holders who validly tender (and do not validly withdraw) their Existing Convertible Notes and deliver their related consents at or prior to the Early Tender Date will be eligible to receive for each $1,000 in aggregate principal amount of Existing Convertible Notes validly tendered for exchange, $176.0870 in aggregate principal amount of New Convertible Notes and 283.6438 shares of common stock. Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, Eligible Holders who validly tender Existing Convertible Notes after the Early Tender Date but at or prior to the Expiration Deadline, and whose Existing Convertible Notes are accepted for exchange by the Company, will receive for each $1,000 in aggregate principal amount of Existing Convertible Notes validly tendered for exchange, $170.8044 in aggregate principal amount of New Convertible Notes and 283.6438 shares of common stock, as described in the table below:

Title of Existing Convertible Notes	CUSIP Number(1)	Principal Amount Outstanding	Consideration per $1,000 Principal Amount of Existing Convertible Notes(2)	Early Exchange Premium per $1,000 Principal Amount of Existing Convertible Notes(3)	Total Consideration per $1,000 Principal Amount of Existing Convertible Notes(4)
0% Convertible Senior Notes due 2027	08862EAB5	$1,150,000,000	(1) $170.8044 of New Convertible Notes and (2) 283.6438 shares of Common Stock	$5.2826 of New Convertible Notes (the “Early Exchange Premium”)	(1) $176.0870 of New Convertible Notes and (2) 283.6438 shares of Common Stock

(1)	No representation is made as to the correctness or accuracy of the CUSIP number listed in this communication or printed on the Existing Convertible Notes. CUSIPs are provided solely for convenience.
(2)

Consideration per $1,000 principal amount of Existing Convertible Notes that are validly tendered (and are not validly withdrawn) and accepted for exchange, subject to any rounding as described herein.

(3)

Additional consideration per $1,000 principal amount of Existing Convertible Notes that are validly tendered (and are not validly withdrawn) and accepted for exchange at or prior to the Early Tender Date, subject to any rounding. For the avoidance of doubt, Eligible Holders who validly tender and do not validly withdraw their Existing Convertible Notes after the Early Tender Date and prior to the Expiration Deadline will not be eligible to receive the Early Exchange Premium.

(4)	For the Eligible Holders who tender prior to the Early Tender Date.

PJT Partners LP is acting as financial advisor to the Company and dealer manager (the “Dealer Manager”) in connection with the Exchange Offer and Consent Solicitation. Mackenzie Partners, Inc. is acting as the exchange agent and the information agent (the “Exchange Agent”) in connection with the Exchange Offer and Consent Solicitation. Questions concerning the Exchange Offer and Consent Solicitation may be directed to the Dealer Manager at 280 Park Avenue, New York, NY 10017, tel: 212-364-7117 or to the Exchange Agent at 7 Penn Plaza, Suite 503, New York, NY 10001, tel: 800-322-2885, e-mail: exchangeoffer@mackenziepartners.com. Eligible Holders should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Exchange Offer and Consent Solicitation. Latham & Watkins LLP is acting as legal counsel to the Company in connection with the Exchange Offer and Consent Solicitation. Houlihan Lokey Capital, Inc. is acting as financial advisor and Akin Gump Strauss Hauer & Feld LLP is acting as legal counsel to certain holders of Existing Convertible Notes that are party to the Transaction Support Agreement.

Registered brokers and dealers in the United States that successfully process exchanges from a beneficial owner of Existing Convertible Notes that is a non-institutional accredited investor will be eligible to receive a cash retail processing fee (a “Retail Processing Fee”) from the Company equal to $2.50 per $1,000 principal amount of Existing Convertible Notes validly tendered and not validly withdrawn by or on behalf of such non-institutional accredited investor beneficial owner and accepted for exchange by the Company, except for any Existing Convertible Notes tendered by such broker or dealer for its own account. The Retail Processing Fee will only be paid to each eligible broker or dealer in respect of beneficial owners submitting Existing Convertible Notes equaling an aggregate principal amount of at least $200,000 and less than or equal to $1,000,000. Under no circumstances will such fee be remitted, in whole or in part, by an eligible broker or dealer to the relevant beneficial owner of the Existing Convertible Notes exchanged. The Retail Processing Fee will be paid only if the Exchange Offer is consummated and only if the applicable retail processing dealer form is received by the Exchange Agent on or prior to the Early Tender Date (for Existing Convertible Notes tendered on or prior to the Early Tender Date) or the Expiration Deadline (for Existing Convertible Notes tendered after the Early Tender Date and prior to the Expiration Deadline). Inquiries regarding the Retail Processing Fee may be directed to the Exchange Agent.

Only Eligible Holders may receive a copy of the offering memorandum relating to the Exchange Offer and Consent Solicitation and participate in the Exchange Offer and Consent Solicitation. None of the Company, the Dealer Manager, the Exchange Agent, any trustee or collateral agent for the Existing Convertible Notes or New Convertible Notes, or any affiliate of any of them makes any recommendation as to whether any Eligible Holder of Existing Convertible Notes should exchange or refrain from exchanging the principal amount of such Eligible Holder’s Existing Convertible Notes in the Exchange Offer or submit consents in the Consent Solicitation. No one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision whether to tender Existing Convertible Notes in the Exchange Offer or submit consents in the Consent Solicitation. No Eligible Holder may tender less than all of its Existing Convertible Notes in the Exchange Offer.

The New Convertible Notes and shares of common stock offered in the Exchange Offer, and shares of common stock issuable upon conversion of the New Convertible Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any other securities laws. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, the New Convertible Notes and shares of common stock offered in the Exchange Offer, the shares of common stock issuable upon conversion of the New Convertible Notes, the Existing Convertible Notes or any other securities, nor will there be any sale of such securities or any other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Beyond Meat

Beyond Meat, Inc. (NASDAQ: BYND) is a leading plant-based meat company offering a portfolio of revolutionary plant-based meats made from simple ingredients without GMOs, no added hormones or antibiotics, and 0mg of cholesterol per serving. Founded in 2009, Beyond Meat products are designed to have the same taste and texture as animal-based meat while being better for people and the planet. Beyond Meat’s brand promise, Eat What You Love®, represents a strong belief that there is a better way to feed our future and that the positive choices we all make, no matter how small, can have a great impact on our personal health and the health of our planet. By shifting from animal-based meat to plant-based protein, we can positively impact four growing global issues: human health, climate change, constraints on natural resources and animal welfare.

Beyond Meat Forward Looking Statements

Certain statements in this release constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding Beyond Meat’s ability to consummate the Exchange Offer and Consent Solicitation and to complete the transactions contemplated by the Transaction Support Agreement. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including, risks related to Beyond Meat’s ability to consummate the Exchange Offer and Consent Solicitation or to realize the anticipated benefits of the Exchange Offer and Consent Solicitation and the risks discussed under the heading “Risk Factors” in Beyond Meat’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 5, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 filed with the SEC on May 8, 2025 and Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025 filed with the SEC on August 8, 2025, as well as other factors described from time to time in Beyond Meat’s filings with the SEC. Such forward-looking statements are made only as of the date of this release. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If Beyond Meat does update one or more forward-looking statements, no inference should be made that Beyond Meat will make additional updates with respect to those or other forward-looking statements.

Contact Information

Media:

Shira Zackai

Shira.zackai@beyondmeat.com

Investors:

Raphael Gross

beyondmeat@icrinc.com